Earning (Loss) Per Share (Details) - Schedule of numerator and denominator of the basic and diluted net loss per share - Loss Per Share [Member] - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Numerator (USD in thousands):
Net earnings (loss) attributable to Medigus Ltd. (in Dollars)		$ (9,815)	$ 6,794	$ (4,325)
Denominator (in thousands):
Weighted average number of ordinary shares used for basic and diluted earnings (loss) per share calculation (in Shares)	[1]	24,385	23,036	6,672
Net earnings (loss) per share attributable to Medigus Ltd. (USD): *
Basic	[1]	$ (0.4)	$ 0.2	$ (0.6)
Diluted	[1]	$ (0.4)	$ 0.2	$ (0.6)

[1]	Adjusted to reflect the Reverse Split at ratio of 20:1 occurred effected on July 7, 2022 – see also note 14